Exhibit 99.1

CenturyLink Announces Issuance of Notices to Partially Redeem Qwest Corporation

Notes

DENVER, Aug. 27, 2020 — CenturyLink Inc. (NYSE: CTL) today announced that Qwest Corporation, its indirect, wholly-owned subsidiary (“Qwest”), issued notices to redeem $250 million outstanding aggregate principal amount of its 6.625% Notes due 2055 (the “Qwest Notes”).

Pursuant to these notices, on Sept. 15, 2020, $250 million outstanding aggregate principal amount of the Qwest Notes will be redeemed at par plus accrued and unpaid interest to, but excluding, the redemption date. Additional information regarding the redemption of the Qwest Notes is available from U.S. Bank National Association.

This press release does not constitute a notice of redemption with respect to the Qwest Notes.

About CenturyLink

CenturyLink (NYSE: CTL) is a technology leader delivering hybrid networking, cloud connectivity, and security solutions to customers around the world. Through its extensive global fiber network, CenturyLink provides secure and reliable services to meet the growing digital demands of businesses and consumers. CenturyLink strives to be the trusted connection to the networked world and is focused on delivering technology that enhances the customer experience.

Learn more at http://news.centurylink.com/.

Forward-Looking Statements

Except for historical and factual information, the matters set forth in this release and other of our oral or written statements identified by words such as “estimates,” “expects,” “anticipates,” “believes,” “plans,” “intends,” and similar expressions are forward-looking statements. These forward-looking statements are not guarantees of future results and are based on current expectations only, are inherently speculative, and are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control. Actual events and results may differ materially from those anticipated, estimated, projected or implied by us in those statements if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to: changes in Qwest’s cash requirements or financial position; unanticipated delays in redeeming our outstanding debt securities as described above; changes in general market, economic, tax, regulatory or industry conditions; corporate developments that could preclude, impair or delay the above-described transactions due to restrictions under the federal securities laws; and other risks referenced from time to time in CenturyLink’s or Qwest’s filings with the Securities and Exchange Commission (“SEC”). You should be aware that new factors may emerge from time to time and it is not possible for CenturyLink or Qwest to identify all such factors, nor can

CenturyLink or Qwest predict the impact of each such factor on its plans, or the extent to which any one or more factors may cause actual results to differ from those reflected in any of their forward-looking statements. For all the reasons set forth above and in our SEC filings, you are cautioned not to unduly rely upon our forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise. Furthermore, any information about our intentions contained in any of our forward-looking statements reflects our intentions as of the date of such forward-looking statement, and is based upon, among other things, existing regulatory, technological, industry, competitive, economic and market conditions, and our assumptions as of such date. We may change our intentions, strategies or plans (including our plans expressed herein) without notice at any time and for any reason.

Media Contact:	Investor Contact:

Jeremy Jones	Mark Stoutenberg
Jeremy.Jones@CenturyLink.com	Mark.Stoutenberg@CenturyLink.com
+1 720-567-7044	+1 720-888-4443

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